Exhibit 10.17
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

AMENDMENT NO. 23 TO MASTER SERVICES AGREEMENT
This Amendment No. 23 (“Amendment”) is dated and effective on December 18, 2024 (“Amendment Effective Date”) by and between Block, Inc., a Delaware corporation, whose principal address is 1955 Broadway, Suite 600, Oakland, CA 94612 (“Client”) and [***], LLC, Delaware a limited liability company, whose principal address is 1955 Broadway, Suite 815, Oakland CA 94612 (“[***]”) and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 (“Marqeta”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016, as amended (“Agreement”). Capitalized terms that are not defined in this Amendment are defined in the Agreement.

RECITALS:
A.Marqeta and Client entered into the Agreement for the provision of certain services to Client; and
B.The Parties desire to supplement the Agreement with the terms of this Amendment by adding [***] as a Party the Agreement, solely with respect to this Amendment and Addendum 1 to this Amendment (executed simultaneously with this Amendment and made a part of this Amendment), which becomes a part of the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.    [***] shall be made a Party to the Agreement.

2.    Marqeta and [***] shall execute Addendum 1 to this Amendment.

3.    This Amendment incorporates the terms and conditions of the Agreement, provided that, solely for the purposes of this Amendment, all references to Client are replaced with [***].

4.    To the extent this Amendment conflicts with the Agreement, the terms of this Amendment prevail.

By signing below the Parties have executed this Amendment as of the Amendment Effective Date.

Marqeta, Inc.	Block, Inc.	[***], LLC
By: /s/ Todd Pollak	By: /s/ [***]	By: /s/ [***]
Print: Todd Pollak	Print: [***]	Print: [***]
Title: Chief Revenue Officer	Title: Head of Industry Relations	Title: Sole Manager
Date: December 20, 2024	Date: December 19, 2024	Date: December 20, 2024

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
ADDENDUM 1
TO AMENDMENT NO. 23 TO MASTER SERVICES AGREEMENT
This Addendum 1 (“Addendum”) to Amendment No. 23 to the Agreement is dated and effective on December 18, 2024 (“Addendum Effective Date”) by and between [***], LLC, a Delaware limited liability company, whose principal address is 1955 Broadway, Suite 600, Oakland, CA 94612 (“Client”) and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 (“Marqeta”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016, as amended (“Agreement”). Capitalized terms that are not defined in this Addendum are defined in the Agreement.

CONTEXT:
A.Marqeta and Client entered into the Agreement for the provision of certain services to Client; and
B.The Parties desire to supplement the Agreement with the terms of this Addendum, which become a part of the Agreement.
TERMS:

1.Definitions.

a.    Schedule C, “Definitions,” to the Agreement is amended by adding the following definitions:

“Square [***] Program” means the [***] that is issued, using Marqeta’s System, to Square sellers on the Square platform, which provides Square sellers access to [***] based on the sales/revenue generated by such Square seller that can be spent anywhere the [***] (“[***]”) [***] is accepted.
“[***] Square [***] Program” means the Square [***] Program for Client’s business solely in [***].

b.    Schedule C, “Definitions,” to the Agreement is amended by deleting “Square Card Program” in its entirety and replacing it with the following:

“Square Card Program” means each Card Program branded as SQUARE CARD, including the [***] Square Debit Card Program, the [***] Square [***] Program, the Square Card [***] Prepaid Card Program, and the Square Card [***] Program.

2.Pricing Terms. The key pricing elements that apply to the Square Card Programs in Schedule D, “Fees - Program Setup & Processing Services,” extend to the [***] Square [***] Program. In addition, the following terms apply:

a.    Cash App and Square Card NPV. The first two sentences of Subsection (A) - “Monthly Incentive Payment,” of the section, entitled “Revenue Sharing for Cash App and Square Card Programs,” are deleted in their entirety and replaced with the following:
“[***] an amount based on the value of Cash App and Square Card NPV in a given month as set forth in the table below (“Monthly Incentive Payment”). Cash App and Square Card NPV” means [***].”
b.    Chargeback and Dispute Resolution Fees. Subsection (ii) entitled, “Square Card Program Fees,” of Section (a), of the Section of Schedule D to the Agreement entitled, “Square Card Program Fees,” is deleted in its entirety and replaced with the following:
ii.     Chargeback Fees. With respect to the Square Card Programs, the following Chargeback fees apply:

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

Item	Description	Unit	Fee
[***]	[***]	[***]	[***]

c.    [***] Fees. Any and all [***] fees and costs related to the [***] Square [***] Program will be [***].

d.    Marqeta [***] Fee. [***], and [***], an [***] fee in an amount of [***] for [***] related to [***] of the [***] to support the [***] Square [***] Program, including, but not limited to, building [***] (“[***] Fee”). The [***] Fee will be invoiced by [***] on the “[***] Square [***] Go Live Date,” and [***] such invoiced [***] Fee in accordance with the terms of the Agreement. For purposes of this Amendment, the “[***] Square [***] Go Live Date” is the first day of the calendar month following the date that Marqeta provides Client with production credentials enabling the Square [***] Program to process transactions in the production environment on the Marqeta System.

e.    Marqeta [***] Fee. Starting on the [***] Square [***] Go Live Date, [***], and [***] in accordance with the Agreement, a [***] fee of [***] for [***] ongoing costs to maintain compliance and support for the [***] related to the [***] Square [***] Program (“[***] Fee”). In the event that a Marqeta customer other than Client begins processing non-test, live Card transactions in the production environment on Marqeta’s System utilizing the [***] (“Non-Client [***] Card Program Launch”), Marqeta will provide Client with written notice, and [***], and [***], the [***] Fee as of the first day of the calendar month after the calendar month in which the Non-Client [***] Card Program Launch occurs.

f.    Marqeta [***] Delivery [***]. In the event that the [***] Square [***] Go Live Date does not occur by [***], due directly and primarily to Marqeta’s actions or omissions, beginning for the month of [***], [***] with a [***] of [***] (“[***] Delivery [***]”) on Marqeta’s [***] invoice to Client for Marqeta’s Services (e.g., any [***] for the [***] shall be applied to Marqeta’s [***] invoice, such invoice delivered by Marqeta in [***]). Such [***] Delivery [***] will be [***] to Client for each month, beginning for the month of [***], until the earlier of (1) the month in which the [***] Square [***] Go Live Date occurs, or (2) [***] an aggregate total amount of [***] for [***] Delivery [***].

g.    [***] Square [***] Program [***]. For each [***] starting on the [***] Square [***] Go Live Date, [***] for the [***] Square [***] Program (“[***] Square [***] Program NPV”) equal to or greater than [***] per [***] (“[***] Square [***] Program [***] NPV”). In the event that Client’s [***] Square [***] Program NPV in any [***] starting on the [***] Square [***] Go Live Date does not meet the [***] Square [***] Program [***] NPV, [***] in accordance with the terms of the Agreement, an [***] (“[***]”). For purposes of clarity, the [***] will not be included in the [***] Cash App and Square Card NPV for purposes of [***]; only the [***] Square [***] Program NPV in any [***] will contribute toward the amount of Cash App and Square Card NPV for that [***].

The [***] is calculated using the formula below:

[***] = ([***]) multiplied by [***]

By way of example only, in a given [***] when the [***] Square [***] Program NPV equals [***] and [***] equals [***] of Cash App and Square Card NPV, then [***], as calculated by:

[***] = ([***]) multiplied by [***]

[***] = [***]

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
h.    [***] Square [***] Program [***]. In order to provide Client with an opportunity to ramp the growth of the [***] Square [***] Program, [***] on Marqeta’s invoices to client for Marqeta Services rendered [***], as follows:

●[***] - [***],
●[***] - [***], and
●[***] - [***].

i.    [***] Square [***] Program 3DS Fees. Marqeta will provide the following additional Services for Client’s [***] Square [***] Program, and the following is added as a new subsection to Section (b) entitled, “Additional [***] Square Card Program Fees,” of the Section of Schedule D to the Agreement entitled, “Square Card Program Fees”:

Three Domain Secure (3DS) Processing Fees
Product	Description	Unit	Price
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

3.Press Release. Marqeta and Client will agree on the specific timing and content of a press release related to the [***] Square [***] Program, which will be released by Marqeta no earlier than [***].

4.Additional Terms. The terms and conditions attached to this Addendum as Exhibit 1 apply to the [***] Square [***] Program.

5.Addendum Changes. In the event that, prior to the [***] Square [***] Go Live Date, Client needs to amend any terms or conditions of this Addendum, such amendment shall be specifically related to Client and will exclude any changes to the commercial or economic terms of this Addendum. In the event Client requires an amendment, it may provide written notice to Marqeta prior to April 1, 2025, and Marqeta will cooperate in good faith with Client to mutually agree on any amendments to this Addendum.

6.Limited Addendum. This Addendum and the Agreement set forth the Parties’ entire agreement regarding the subject matter of this Addendum. This Addendum incorporates by reference the terms of the Agreement, and the specific terms and conditions in this Addendum govern, control, and supersede the Agreement solely with respect to the subject matters covered in this Addendum. Except as modified or supplemented by this Addendum, all the provisions of the Agreement remain in full force and effect.

7.Counterparts. This Addendum may be executed electronically and in counterparts.

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
The Parties have caused this Addendum to be executed by their duly authorized representatives as of the Addendum Effective Date.

Marqeta, Inc.	[***], LLC
By: /s/ Todd Pollak	By: /s/ [***]
Print: Todd Pollak	Print: [***]
Title: Chief Revenue Officer	Title: Sole Manager
Date: December 20, 2024	Date: December 20, 2024

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
Exhibit 1
Additional Terms
For the [***] Square [***] Program, Client agrees to comply with these additional terms and conditions:
1.Use of Services. Client will perform its responsibilities as set forth in the Documentation and will be solely responsible for the program management of the [***] Square [***] Program, including but not limited to, designing and facilitating the marketing and advertising of the [***] Square [***] Program, managing the relationship with each Issuing Bank and Card Brand, obtaining Issuing Bank approvals (if required), creating applicable Cardholder agreements, providing required customer service, Card dispute resolution services, and [***] Square [***] Program due diligence.
2.Instructions. If the [***] Square [***] Program includes enabling Commando Mode, Client is responsible for all such transactions relating to the Cards, including any losses or complaints. “Commando Mode” means an optional feature pursuant to which the Marqeta System makes authorization decisions based on business rules pre-defined by Client in the event that Client fails to respond to a JIT authorization request.
3.Card Restrictions. Client will be responsible for establishing, implementing, and enforcing any restrictions or controls on Cards (e.g., spending limits for Cards, restricting merchants or merchant category codes with respect to Cards).
4.Sanctions. Client is responsible for ensuring that Sanctions screening is performed in order to ensure compliance with the terms of the Agreement.
5.[***] Agreement. Client represents and warrants that it has entered into a [***], or other similar agreement with [***] for the [***] related to the [***] Square [***] Program. Client will reasonably cooperate in good faith with Marqeta and such [***] to enable Marqeta to enter into an agreement with such [***] setting forth the [***] rights and obligations related to the [***] Square [***] Program for which such [***] is [***] the Cards (“[***] Agreement”). In the event that Marqeta, acting reasonably and in good faith, is unable to enter into a [***] Agreement with such [***] with commercially reasonable terms that are generally consistent with industry standard terms for [***] Agreements, Marqeta and Client will cooperate in good faith to resolve such issues prior to the [***] Square [***] Go Live Date.
5.    Card Funding and Settlement. Client is responsible for all funds loaded, authorized, and settled in connection with the Cards and for the settlement of all transactions relating to the Cards.